BancorpSouth, Inc. Investor Presentation November 2011 Exhibit 99.1

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,”
“foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-
looking statements include, without limitation, statements about the Company’s strategic focus, long-term prospects for shareholder value, the impact of the prevailing economy, the use of non-GAAP financial measures, results of operations, and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, the availability of capital on favorable terms if and when needed, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, the impact of recent legislation on service charges on core deposit accounts, the susceptibility of the Company’s business to local economic conditions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the failure of certain third party vendors to perform, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, other factors generally understood to affect the financial results of financial services companies, and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any statements in this presentation can be attributed to company management.
Forward Looking Information

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP'). Management uses these "non-GAAP" financial measures in its analysis of the Company's capital and performance. Management believes that the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels. Management believes that tangible book value per share is important to investors who are interested in changes from period to period in book value per share exclusive of changes in tangible assets.
Management believes that pre-tax, pre-provision earnings is important to investors as it shows earnings trends without giving effect to provision for credit losses.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in the Appendix of this presentation reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.
Non-GAAP Financial Disclaimer

Strong core capital base
Common equity $1.3 billion (no preferred)
Tangible shareholders’ equity / tangible assets: 7.58%
Total risk-based capital ratio: 12.62%
Overview of BancorpSouth, Inc.

Data as of September 30, 2011
Insurance ranking from Business Insurance Magazine as of December 31, 2010
$13.2 billion in assets
290 locations with reach throughout an 8-state footprint
Customer-focused business model with comprehensive line of financial products and banking services for individuals and small to mid-size businesses
Nation’s 26
th
largest insurance agency / brokerage operation
Strong mortgage operations with production totaling $823 million through the first three quarters of 2011
Consistent core earnings with YTD pre-tax, pre-provision earnings of $51 million (excluding MSR impairment)
**

St. Louis
MISSOURI
Springfield
Fayetteville
Jonesboro
Fort Smith
Little Rock
ARKANSAS
Nashville
TENNESSEE
Jackson
Memphis
Tupelo
Huntsville
MISSISSIPPI
Starkville
Birmingham
ALABAMA
Texarkana
Longview
Tyler
Shreveport
Jackson
LOUISIANA
Alexandria
Hattiesburg
Mobile
Destin
FLORIDA
TEXAS
Baton Rouge
ALABAMA - FLORIDA
ARKANSAS
MISSISSIPPI
TUPELO
CENTRAL
MID
SOUTH
MISSOURI
NE TENNESSEE
SW TN - NW MS
TEXAS - LOUISIANA

5 Regional Management Structure

9/30/11 6/30/11 9/30/10
Net interest revenue $108.1 $109.9 $109.7 (1.5) %
Provision for credit losses 25.1 32.2 54.9 (54.2)
Noninterest revenue 62.1 75.1 69.8 (11.0)
Noninterest expense 130.7 137.1 123.1 6.2
Income before income taxes 14.3 15.7 1.5
Income tax provision (benefit) 2.4 2.9 (9.8)
Net income $11.9 $12.8 $11.3
Net income per share:  diluted $0.14 $0.15 $0.13
      Three Months Ended,
Q3'11 vs.
Q3'10
September 2011 and 2010 numbers reflect $2.1 million and $2.3 million of net securities gains, respectively.  June 2011 numbers reflect $10.0 million of net securities gains as well as a $9.8 million pre-payment penalty related to repaying $75.0 million of FHLB borrowings.

Recent Operating Results
Dollars in millions, except per share data

$53
$55
$46
$56
$61
$48
$48
$39
$52
$55
$55
$61
$52
$45
$52
$51
$0
$10
$20
$30
$40
$50
$60
$70
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
Pre-tax, Pre-provision Earnings
Pre-tax, Pre-Provision Earnings (ex. MSR impairment)

Dollars in millions
Data for quarters ended as of dates shown
Stable and Consistent Pre-tax, Pre-provision Earnings

Diversified Revenue Stream

Percentages based on data for the nine months ended September 30, 2011
Excludes net securities gains of $12.1 million
YTD Noninterest Revenue Composition
Insurance and mortgage businesses
provide significant sources of noninterest
revenue
Historically, over 35% of total revenue
has been derived from noninterest
sources
Insurance commissions were up 5% for
the first nine months of 2011, compared
to the first nine months of 2010
Mortgage production volume totaled
$823 million for 2011 YTD
$193.4M YTD
Mortgage
lending
4%
Card and
merchant fees
18%
Service
charges
25%
Trust income
5%
Insurance
commissions
35%
Other
13%

Noninterest revenue continues to be a stable and significant source of revenue.
Insurance business continues to perform well and typically makes up over 1/3 of current noninterest revenue.
Noninterest Revenue

Dollars in millions
Excludes net securities gains and MSR Impairment
Data for quarters ended as of dates shown
$18M
$22M $22M
$21M
$18M
$23M
$23M
$22M
$0
$20
$40
$60
$80
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
Insurance Commissions Other
$63M
$62M
$66M
$72M
$66M
$66M
$69M
$72M

Balance Sheet Summary
Dollars in millions, except per share
Based on period end balances
Q3 ‘11 vs Q3 ‘10
09/30/11 06/30/11 09/30/10 % Change
Total assets $13,199 $13,367 $13,583 (2.8) %
Cash and equivalents 500 471 339 47.5
Securities 2,482 2,561 2,274 9.1
Loans, net of unearned income 9,056 9,215 9,515 (4.8)
Allowance for credit losses (200) (198) (205) (2.4)
Total deposits 11,063 11,308 11,197 (1.2)
Short-term borrowings 451 427 654 (31.0)
Shareholders' equity 1,267 1,247 1,236 2.5
Book value per share 15.17 14.93 14.80 2.5
Tangible book value per share 11.71 11.46 11.32 3.4

Non-Interest
Bearing
20%
Interest Bearing
DDA
43%
Time
28%
Savings
9%
Core Deposit Franchise

Approximately 72% of total deposits are
non-time
Non-interest bearing deposits have
grown approximately 12% since
September 30, 2010
Cost of total deposits for the quarter
ended September 30, 2011 was 0.75%
Over $1.3 billion in CDs are maturing
over the next two quarters at a weighted
average rate of approximately 1.40%
As of September 30, 2011
$11.1B Total
Deposit Composition

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.68%
3.75%
3.77%
3.70%
3.69%
3.71%
3.66%
2007
2008
2009
2010
3/31/11
6/30/11
9/30/11

BancorpSouth
Right Where You Are

Stable Net Interest Margin 12 Fiscal Year Quarter Ended Shown on a fully taxable equivalent basis

$2,200
$2,100
$2,000
$1,900
$1,800
Q3-2010
Q3-2011
Avg Bal DDAs - Noninterest

$4,800
$4,700
$4,600
$4,500
$4,400
1.00%
0.75%
0.50%
0.25%
0.00%
0.73%
0.44%
Q3-2010
Q3-2011
Avg Bal DDAs - Interest
Cost

$1,000
$900
$800
$700
$600
0.60%
0.40%
0.20%
0.00%
0.44%
0.34%
Q3-2010
Q3-2011
Avg Bal Savings
Cost

$3,800
$3,600
$3,400
$3,200
$3,000
2.50%
2.25%
2.00%
1.75%
1.50%
2.19%
1.81%
Q3-2010
Q3-2011
Avg Bal CDs
Cost

BancorpSouth
Right Where You Are

Building A Stronger Deposit Base

De-emphasizing commoditized deposits
Increasing multi-service household accounts
Dollars in millions
Account balances based on quarterly averages
Savings
Noninterest DDAs Interest Bearing DDAs
CDs

AL & FL
Panhandle
8%
AR
14%
MS
27%
MO
6%
Greater
Memphis
6%
N.E. TN
8%
TX & LA
18%
Other
13%
Diversified Loan Portfolio

Net loans and leases as of September 30, 2011
*”Other” includes all other geographic regions and lines of business not managed by a geographic region
$9.1B Portfolio
Loans By Category Loans By Geography
*
Commercial &
Industrial
16%
Consumer Mortgages
22%
Home
Equity
6%
Agricultural
3%
C&I Owner-Occupied
15%
Construction,
Acquisition & Dev.
11%
Commercial Real
Estate
19%
Credit Cards
1%
Other
7%

% Change
Three Months Ended Linked YOY
9/30/11 6/30/11 9/30/10
Q3'11 vs. Q2'11 Q3'11 vs. Q3'10
Commercial and industrial 1,503 $   1,527 $   1,438 $   (1.6%) 4.5%
Real estate:
Consumer mortgages 1,966      1,971      1,972      (0.3%) (0.3%)
Home equity 523         532         552         (1.7%) (5.3%)
Agricultural 250         255         262         (2.1%) (4.6%)
Commercial and industrial-owner occupied 1,330      1,367      1,375      (2.7%) (3.3%)
Construction, acquisition and development 977         1,061      1,336      (7.9%) (26.9%)
Commercial 1,772      1,765      1,811      0.4% (2.1%)
Credit Cards 103         102         103         1.0% 0.3%
Other 632         635         665         (0.5%) (5.0%)
Total 9,056 $   9,215 $   9,515 $   (1.7%) (4.8%)
Loan Portfolio Growth
Increase in commercial and industrial lending
Continue to decrease exposure in the CAD portfolio
Excluding the impact of CAD portfolio - total loans declined 1.2% since September 2010

Dollars in millions
Net loans and leases

Credit Quality Continues to Improve

Non-performing loans decreased 4.5% from the previous quarter
48% of non-accrual loans were paying as agreed
Net charge-offs declined $9.9 million, or 30%, from the previous quarter
Both net charge-offs and NPLs have declined for two consecutive quarters
Sales of OREO properties during the quarter totaled $13.1 million, resulting in no material net gain/loss
At and for the three months ended September 30, 2011
“Paying as agreed” includes loans < 30 days past due with payments occurring at least quarterly

3Q11 NPL Improvement

Dollars in millions
As of
9/30/11 6/30/11 Change
Non-accrual loans and leases $314.5 $331.1 ($16.6)
Loans and leases 90+ days past due, still accruing 7.3 4.0 3.3
Restructured loans and leases, still accruing 41.0 44.8 (3.8)
Total non-performing loans and leases $362.8 $379.8 ($17.0)
Allowance for credit losses to net loans and leases 2.21% 2.14%
Allowance for credit losses to non-performing loans and leases 55.04% 52.03%
Non-performing loans and leases to net loans and leases 4.01% 4.12%

Commercial Real Estate 18%
Credit Cards 1%
Other 3%
Construction, Acquisition & Development 48%
Commercial & Industrial 4%
Consumer Mortgages 14%
C&I Owner-Occupied 9%
Home Equity 1%
Agricultural 2%

BancorpSouth
Right Where You Are

AL & FL
Panhandle
18%
AR
8%
MS
14%
MO
14%
Greater
Memphis
16%
N.E. TN
11%
TX & LA
14%
Other
5%
NPLs By Type & Location
NPLs By Category NPLs By Geography
As of September 30, 2011
NPLs include nonaccrual loans, loans 90+ days PD and restructured loans
*“Other” includes all other geographic regions and lines of business not managed by a geographic region

*

Loan Impairment Analysis
89% of non-accrual loans are impaired and are carried at 70% of UPB
As of September 30, 2011
Dollars in millions

Total
Unpaid principal balance of impaired loans $342.8
Cumulative charge-offs on impaired loans (62.9)
Allowance for impaired loans (38.7)
Net book value of impaired loans $241.2
Net book value / UPB 70%

Newly Identified Non-Accrual Loans
Dollars in millions
$166M
$131M
$111M
$50M
$61M
$74M
$60M
$52M
$48M
$54M
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
Newly Identified Non-Accrual Loans Loans 30-89 Days PD, Still Accruing

$0
$100
$200
$300
$400
9/30/10 12/31/10 3/31/10 6/30/11 9/30/11
Non -Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans

Dollars in millions
48% of non-accrual loans were paying as agreed as of September 30, 2011
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly
42%
36% 37% 47% 48%

Loans Outstanding

BancorpSouth
Right Where You Are

Real Estate Construction, Acquisition and Development
Dollars in millions
As of September 30, 2011

$0
$100
$200
$300
$400
$500
Multi -Family
Construction
1-4 Family
Construction
Recreation & All
Other Loans
Commercial
Construction
Commercial A & D Residential A & D
Outstanding  NPLs
NPLs as a Percent of
Outstanding
Multi-Family Construction $10 $0.0
1-4 Family Construction 181 18.5
Recreation and All Other Loans 61 0.7
Commercial Construction 141 10.2
Commercial Acquisition and Development 207 33.3
Residential Acquisition and Development 377 111.4
Real Estate Construction, Acquisition
and Development
$977 $174.0
16.1
29.6
17.8%
0.0%
10.2
1.2
7.2

28% Total Decline

BancorpSouth
Right Where You Are

Residential Acquisition and Development 23 Dollars in millions $523 $456 $420 $393 $377 $300 $375 $450 $525 $600 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

Dollars in millions

Net Charge-offs are Improving
% Avg. Loans
$51
$51
$52
$33
$23
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
Net Charge-Offs Net Charge-offs / Average loans

Other Real Estate Owned

As of September 30, 2011
Dollars in millions
Total
Unpaid principal balance at time of foreclosure $288.9
Cumulative charge-offs and writedowns of OREO (126.2)
Current book value of OREO $162.7
Current book value / UPB 56%
OREO is carried at 56% of aggregate loan balances at time of foreclosure

Strategic Focus
Preserve strong capital and position the Company for economic recovery
Relentless focus on asset quality
Pursue quality loan growth
Take advantage of market disruption
Grow core earnings through margin expansion and revenue growth
Expense control and reduction

Leading Mid-South Regional Bank
Diversified Revenue Stream
Over 35% of the revenue stream is derived from noninterest sources
High Quality Deposit Franchise with a Stable Core Deposit Base
20% NIB Deposits / Cost of total deposits of 0.75% (for the quarter ended September 30, 2011)
Proven and Experienced Management Team
Positive Asset Quality Trends
4.5% decline in non-performing loans in the most recent quarter
Both net charge-offs and NPLs have declined for two consecutive quarters
48% of nonaccrual loans are paying as agreed
Consistent Pre-tax, Pre-Provision Earnings
Summary
At and for the three months ended September 30, 2011
**
**
**

Appendix

Non-GAAP Financial Reconciliation
Pre-Tax, Pre-Provision Earnings Reconciliation
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
(Dollars in Thousands)
Net Interest Income Before Provision --> A $112,347 $111,882 $109,329 $109,678 $110,253 $109,437 $109,912 $108,075
Noninterest Income --> B 64,505 63,332 57,086 69,752 73,974 68,311 75,144 62,055
Noninterest Expense --> C 123,361 120,483 120,016 123,087 123,447 130,010 137,069 130,698
Pre-Tax Pre-Provision Earnings --> D=A+B-C 53,491 54,731 46,399 56,343 60,780 47,738 47,987 39,432
MSR Valuation Adjustment --> E 1,648 8 (8,323) (4,609) 8,895 2,540 (3,839) (11,676)
Pre-Tax Pre-Provision Earnings (Excluding MSR Adjustment) --> F=D-E 51,843 54,723 54,722 60,952 51,885 45,198 51,826 51,108
Tangible Shareholders' Equity / Tangible Assets As of As of As of
9/30/2010 6/30/2011 9/30/2011
(Dollars in Thousands)
Shareholders' Equity --> A $1,235,705 $1,246,703 $1,266,753
Assets --> B 13,583,016 13,367,050 13,198,518
Intangibles --> C 290,670 289,546 288,723
Tangible Shareholders' Equity --> D=A-C 945,034 957,157 978,030
Tangible Assets --> E=B-C 13,292,346 13,077,504 12,909,795
Tangible Book Value Per Share
Total Equity / Total Assets (%) -- > F=A/B 9.10% 9.33% 9.60%
Tangible Common Equity / Tangible Assets (%) -- > G=D/E 7.11% 7.32% 7.58%
Common Shares Outstanding -- > H 83,482 83,489 83,489
Tangible Book Value Per Share -- > I=D/H 11.32 11.46 11.71